UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

Nissan Auto Receivables Corporation II

(Exact name of Registrant as Specified in its Charter)

DELAWARE	333-120079	95-4831541
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (310) 719-8583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS

      Attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report are, respectively, (i) the opinion of Mayer, Brown, Rowe & Maw LLP as to the legality of the securities being registered by Nissan Auto Receivables Corporation II pursuant to the Securities Act of 1933, as amended and (ii) the opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit
Exhibit 5.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding legality
Exhibit 8.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II
By:	/s/ Kazuhiko Kazama
	Name:	Kazuhiko Kazama
	Title:	Treasurer

Date: May 19, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding legality
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters